UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 13, 2021

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

wisconsin	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street         Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:         (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being furnished to correct certain information as previously reported in Item 2.02 of the Current Report on Form 8-K furnished on August 13, 2021 announcing the fourth quarter 2021 earnings of Twin Disc, Incorporated (the “Company”).

Item 2.02         Results of Operations and Financial Condition

ADJUSTMENT TO NET LOSS SUBSEQUENT TO EARNINGS RELEASE

On August 13, 2021, the Company filed a Form 8-K in which it announced financial results for the quarter and year ended June 30, 2021.  Since that date, final income tax expense adjustments related to the domestic deferred tax asset valuation allowance referenced in the Form 8-K press release were recorded by the Company.  These non-cash adjustments, which related to income tax expense associated with deferred tax impacts on pension and other post-retirement obligations, increased income tax expense for the quarter ended June 30, 2021 by $8.8 million, which had the effect of increasing the net loss attributable to Twin Disc from $(12.7 million) or $(0.96) per diluted share for the quarter ended June 30, 2021 and $(20.9 million) or $(1.58) per diluted share for the year ended June 30, 2021, to $(21.5 million) or $(1.62) per diluted share for the quarter ended June 30, 2021 and $(29.7 million) or $(2.24) per diluted share for the year ended June 30, 2021. There were no changes to the amounts of net sales, gross profit, net cash provided by operating activities, total equity, or earnings before interest, taxes, depreciation and amortization (EBITDA) previously announced.

The information set forth in this Item 2.02 of Form 8-K/A is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01         Regulation FD Disclosure

The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

The information set forth in this Item 7.01 of Form 8-K/A is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 13, 2021	Twin Disc, Inc.

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary